702 King Farm Blvd., Suite 200
Rockville, Maryland 20850

RYDEX SERIES FUNDS
RYDEX DYNAMIC FUNDS
RYDEX VARIABLE TRUST
(each, a “Trust” and collectively, the “Trusts”)

Supplement dated January 8, 2019 to the Trusts’ currently effective Statements of Additional Information (each, an “SAI” and collectively, the “SAIs”).

This supplement provides new and additional information beyond that contained in the SAIs and should be read in conjunction with the SAIs.

Effective immediately, the changes set forth below regarding the Trustees and Officers of the Trusts are made to the “Management of the Trust” section of each SAI.

I.    Retirement of Trustees and Appointment of New Chair of the Boards of Trustees

•
In accordance with the terms of the Trusts’ retirement policy, Messrs. Werner E. Keller and John O. Demaret retired as members of the Boards of Trustees of the Trusts (collectively, the “Board”) effective as of the close of business on December 31, 2018. Therefore, effective immediately, all references to Messrs. Keller and Demaret under the headings “Management of the Trust – Members of the Board and Officers of the Trust,” “Management of the Trust – Board Standing Committees,” “Management of the Trust – Individual Trustee Qualifications” and “Management of the Trust – Fund Shares Owned by Board Members” are deleted in their entirety.

•
At a meeting held on November 12, 2018 (the “November 2018 Board Meeting”), the Board appointed Sandra G. Sponem to serve as Chair of the Board of the Trusts effective upon Mr. Keller’s retirement. Therefore, effective as of the close of business on December 31, 2018, Ms. Sponem serves as the Chair of the Trusts’ Board and all references to the Chair of the Board in each SAI now refer to Ms. Sponem.

II.    Board Committee Membership Changes

At the November 2018 Board Meeting, the Board conducted its annual review of its standing committees, including their membership and, in doing so, voted to approve the changes described below.

•
The Board voted to dissolve each Trust’s standing Investment and Performance Committee and Compliance and Risk Oversight Committee effective January 1, 2019. The responsibilities of the Investment and Performance Committee will be assumed by the Board. The Compliance and Risk Oversight Committee’s compliance responsibilities will be assumed by the Audit Committee and the Committee’s risk oversight responsibilities will be assumed by the Board. Therefore, effective immediately, all references to the Investment and Performance Committee and Compliance and Risk Oversight Committee in each SAI are deleted in their entirety. In addition, under the headings “Management of the Trust – Board Standing Committees” in each SAI, the following is added as the second to last sentence under “Audit Committee.”

With respect to compliance, the Committee oversees the activities of the Chief Compliance Officer of the Funds and the policies and procedures of the Funds designed to assure compliance with the 1940 Act and the rules and regulations of the SEC thereunder and other applicable laws and regulations.

•
The Board appointed Mr. J. Kenneth Dalton as a member of each Trust’s Governance and Nominating Committee effective January 1, 2019. With Mr. Dalton’s appointment, the Governance and Nominating Committee will be “committee of the whole” and composed of each Trust’s Independent Trustees.

III.    Trust Officer Changes

At a meeting of the Board held on May 25, 2017, Ms. Margaux M. Misantone was appointed to serve as the AML Chief Compliance Officer of the Trusts. In addition, at the November 2018 Board Meeting, Mr. William Rehder was appointed to serve as an Assistant Vice President of the Trusts and Mr. Michael P. Megaris was appointed to serve as the Assistant Secretary of the Trusts. Therefore, effective immediately, the biographical information set forth below for Ms. Misantone and Messrs. Rehder and Megaris is added to the chart under the headings “Management of the Trust – Officers.”

Name, Address and Year of Birth of Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
William Rehder (1967)	Assistant Vice President (2018-present).	Current: Managing Director, Guggenheim Investments (2002-present).
Michael P. Megaris (1984)	Assistant Secretary (2018-present).	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Margaux M. Misantone (1978)	AML Chief Compliance Officer (2017-present).
Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2013-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2015-2018).

Please retain this supplement for future reference.

SUP-RDX-COMBO-0119

2